The LGL Group, Inc. (NYSE MKT: LGL) Investor Update Webinar May 3, 2023

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Corporate Snapshot Agenda Review of the Company Preview of the Forward Template Presenters Marc Gabelli Chairman and CEO Tim Foufas Director and Incoming CEO Patrick Huvane EVP Finance James Tivy Chief Accounting Officer Laying the foundation for profitable growth

Corporate Snapshot LGL Group is a NYSE Publicly traded corporation Formed in 1917 IPO in 1946 Long History of Investments and Reorganizations as an investor in and developer of companies in various industries including financial services, industrial manufacturing, transportation, & communications. PTF subsidiary acquired 2016 As of December 31, 2022 $ 1.6 million TTM annual revenue adjusted post Spin $ 4.41 Stock price as of 4/28/2023 $ 3.88 – $ 6.00 52-week range 5.35mm / 1.05mm Shares Outstanding / Warrants* $ 38.1 million Cash and Marketable Securities $ 38.5 million / $7.20 Book Value / per share *5.25 million at 5:1 Nov 2025 ("LGL.WS") traded warrants with cash strike at $4.75

Corporate Snapshot Operating Flexibility Net cash position, no debt, profitable, new business initiatives Strong Operating Platform: PTF YoY Revenue 14.5% growth Major contract win from Leonardo-DRS for new Aircraft Carrier Closed India contract expanding into market as “Made in India” supplier Revamped new suite of products for Precision Time Protocol Financial Engineering Continues: Spin Off of M-tron Industries October 7, 2022 separation (NYSE – MPTI) creating standalone Aerospace and Defense frequency control engineering pure play Aligns interests for independent growth and value creation Overview - 2022 Year End Building Momentum with Strategic Initiatives Market Price Data as of end of day 4/28/23

Long Term Value Drivers Strong Network Effects To Grow Value Why LGL Group? Value Creation Heritage History of making disciplined, strategic acquisitions, capital expansions and partnerships Since 1985, acquired 32 businesses, sold 11, and spun off 3

Strategic Plan Broaden Business Franchise Expand PTF engineering excellence within time and frequency market Seek to leverage core strength as engineering leader to expand client access and add new capabilities and continue to deepen product offerings Employ organic R&D, strategic partnerships, JVs and M&A Leverage management’s expertise and network Work with existing portfolio company management to capture economies of scale, develop & align brand positioning and product growth opportunities and to implement integration plans, if necessary Build multi-industry investment portfolio vis-à-vis Direct Investing in businesses utilizing various structures and vehicles to build shareholder value

Strategic Plan Direct M&A, Lift-Outs and Tuck-Ins Undervalued companies in Graham & Dodd tradition Tuck-in opportunities for portfolio companies including PTF expansion Assemble talented management teams, make strategic follow-on acquisition & raise expansion capital Deal Criteria: EBITDA $5-15mm Strong cash flow generating capacity backed by competitive products/services with defensible market positions or IP Consumer Products/services, media & communication, industrial equipment, manufacturing & distribution, and business services Merchant Fund $10mm initial capitalization. $100mm Fund Target Size Generate fee income, success-based incentives & return on invested capital

Founded in 2002, Acquired in 2016 3,000 sqft manufacturing facility, Wakefield, MA Designs, manufactures, and markets time and frequency instruments Serves computer networking, satellite ground stations, electric utilities, broadcasting, telecommunication systems, and metrology. Time & Frequency Market estimated $158MM in 2019, projected $257mm by 2027; PTP sub-sector expected to grow to $25mm by 2026 from $11mm in 2019 9 Major Opportunities Leonardo DRS follow-on programs Raytheon (Missiles & Defense – Phased Array Radar System) Establish PTF as supplier of choice for NASA countdown system Various follow-on systems for Indian Government Portfolio Subsidiary

Financials

Financials

Corporate Snapshot Summary NYSE Listed Micro Cap Pure Play Long History of Value Building Operating Investments Positioned for Expansion PTF Time and Frequency Instrumentation Platform

Thank You Questions Please see full disclosures. All points in discussions are estimates.

Contact Information Visit us: www.lglgroup.com Contact us: Investor Relations e-mail: info@LGLGroup.com Voice: (407) 298-2000